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                                                                   Exhibit 10.75

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. NO SALE OR DISTRIBUTION HEREOF OR THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.


                                WARRANT AGREEMENT

        WARRANT AGREEMENT (this "Agreement"), dated as of January 31, 2006, by and between Vyteris Holdings (Nevada), Inc., a Nevada corporation (the "Company"), and Spencer Trask Specialty Group, LLC, a Delaware limited liability company (the "Warrant Holder").

                               W I T N E S S E T H

        WHEREAS, the parties have entered into that certain Note and Warrant Purchase Agreement, dated as of January 31, 2006, by and between the Company and the Warrant Holder (the "Note and Warrant Purchase Agreement"); and

        WHEREAS, pursuant to the Note and Warrant Purchase Agreement, the Warrant Holder has agreed to loan to the Company Two Hundred Fifty Thousand ($250,000) Dollars (the "Loan Amount"), subject to the issuance by the Company of a convertible subordinated promissory note (the "Note"), and the Company has agreed to issue to the Warrant Holder a warrant (the "Warrant") to purchase 52,083 shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), subject to the terms set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.      WARRANT.

        1.1 COMMON STOCK. The Company hereby grants to the Warrant Holder, subject to the terms set forth herein, the right to purchase at any time during the term (the "Warrant Exercise Term") commencing on the date hereof and ending at 5:30 p.m., New York time, on the seventh anniversary of the date hereof (the "Expiration Date") 52,083 shares of Common Stock (the "Shares"), at an initial exercise price of $2.88 per share, subject to adjustment as provided in Sections
1.2 and 3 hereof (as in effect from time to time, the "Exercise Price").

        2.      EXERCISE OF WARRANT.

                2.1 EXERCISE. The Warrant may be exercised by the Warrant Holder, in whole or in part, by delivering the Notice of Exercise purchase form, attached as EXHIBIT A hereto (the "Notice of Exercise"), duly executed by the Warrant Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer or check payable to the order of the Company, of the amount obtained by multiplying the number of Shares designated in the Notice of Exercise by the Exercise Price (the

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"Purchase Price"). The Purchase Price may also be paid, in whole or in part, by delivery of such purchase form and of shares of Common Stock owned by the Warrant Holder having a Fair Market Value (as defined in Section 2.3 hereof) on the last business day ending the day immediately prior to the Exercise Date (as defined below) equal to the portion of the aggregate Exercise Price being paid in such shares. In addition, the Warrant may be exercised, pursuant to a cashless exercise by providing irrevocable instructions to the Company, through delivery of the Notice of Exercise with an appropriate reference to this Section
2.1 to issue the number of shares of the Common Stock equal to the product of
(a) the number of shares as to which the Warrant is being exercised multiplied by (b) a fraction, the numerator of which is the Fair Market Value of a share of the Common Stock on the last business day preceding the Exercise Date less the Exercise Price therefor and the denominator of which is such Fair Market Value. For purposes hereof, "Exercise Date" shall mean the date on which all deliveries required to be made to the Company upon exercise of the Warrant pursuant to this
Section 2.1 shall have been made.

                2.2 ISSUANCE OF CERTIFICATES. As soon as practicable after the exercise of the Warrant (in whole or in part) in accordance with Section 2.1 hereof, the Company, at its expense, shall cause to be issued in the name of and delivered to the Warrant Holder (i) a certificate or certificates for the number of fully paid and non-assessable Shares to which the Warrant Holder shall be entitled upon such exercise and (if applicable) (ii) a new warrant agreement of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of the Warrant not exercised by the Warrant Holder. The Warrant Holder shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2.1 hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

                2.3 FAIR MARKET VALUE. The "Fair Market Value" of a share of Common Stock on any determined date means: (a) if the principal market for the Common Stock is The New York Stock Exchange, any other national securities exchange or The Nasdaq National Market, the closing sales price of the Common Stock on such day as reported by such exchange or market, or on a consolidated tape reflecting transactions on such exchange or market, or (b) if the principal market for the Common Stock is not a national securities exchange or The Nasdaq National Market and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such System, or (c) if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; PROVIDED, that if none of (a), (b) or (c) above is applicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined, in good faith, by the Board of Directors of the Company.

        3.      ADJUSTMENTS.

                3.1 STOCK SPLITS, STOCK DIVIDENDS AND COMBINATIONS. If the Company at any time subdivides the outstanding shares of the Common Stock or issues a stock dividend (in

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Common Stock) on the outstanding shares of the Common Stock, the Exercise Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Shares subject hereto shall be proportionately increased, and if the Company at any time combines (by reverse stock split or otherwise) the outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject hereto shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                3.2 MERGER OR CONSOLIDATION. In the case of any consolidation of the Company with, or merger of the Company with or into another entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding capital stock of the Company), the entity formed by such consolidation or merger shall execute and deliver to the Warrant Holder a supplemental warrant agreement providing that the Warrant Holder of the Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of capital stock and other securities and property receivable upon such consolidation or merger by a holder of the number of Shares for which such Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 3.1 hereof and to the provisions of Section 10 hereof. This Section 3.2 shall similarly apply to successive consolidations or mergers.

                3.3 The Exercise Price shall also be subject to adjustment as follows:

                        (1)     SPECIAL DEFINITIONS. For purposes of this
Section 3.3, the following definitions shall apply:

                                (A)     "Options" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                                (B)     "Original Issue Date" shall mean the
date of this Agreement.

                                (C)     "Convertible Securities" shall mean any
evidence of indebtedness, shares of capital stock (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

                                (D)     "Additional Shares of Common Stock"
shall mean all shares of Common Stock issued by the Company on or after the Original Issue Date, other than shares of Common Stock issued at any time:

                                        (i)     upon exercise of the Warrant or
conversion of the Note issued pursuant to the Note and Warrant Purchase
Agreement;

                                        (ii)    pursuant to the exercise of
options, warrants or other Common Stock purchase rights issued (or to be issued) to employees, officers or directors of, or consultants or advisors to, or any strategic ally of, the Company pursuant to any stock purchase or stock option plan or other arrangement approved by the Board of Directors;

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                                        (iii)   pursuant to the exercise of
options, warrants or Convertible Securities outstanding as of the Original Issue Date; or

                                        (iv)    in connection with the
acquisition of all or part of another entity by stock acquisition, merger, consolidation or other reorganization, or by the purchase of all or part of the assets of such other entity (including securities issued to persons formerly employed by such other entity and subsequently hired by the Company and to any brokers or finders in connection therewith) where the Company or its stockholders own more than fifty (50%) percent of the voting power of the acquired, surviving, combined or successor company.

                        (2) ISSUANCE OF OPTIONS AND CONVERTIBLE SECURITIES. Subject to Section 3.3(1)(D) hereof, in the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities, then the number of shares of Common Stock actually issued upon the exercise of such Options or, in the case of Convertible Securities, the actual conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock.

                        (3) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON Stock. In the event the Company, after the Original Issue Date, shall issue Additional Shares of Common without consideration or for a consideration per share less than the then-applicable Exercise Price, then and in such event, such Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the then-applicable Exercise Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to such issuance plus the quotient obtained by dividing (x) the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued by (y) the Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to such issuance plus the number of Additional Shares of Common Stock so issued. Upon each such adjustment of the then-applicable Exercise Price pursuant to the provisions of this Section 3.3(3), the number of Warrant Shares purchasable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                        (4) DETERMINATION OF CONSIDERATION. For purposes of this Section 3, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                (A)     CASH AND PROPERTY. Such consideration
shall:

                                        (i)     insofar as it consists of cash,
be computed at the gross amount of cash received by the Company, excluding only expenses, discounts and commissions actually paid by the Company in connection with such issuance or sale and amounts paid or payable for accrued interest.

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                                        (ii)    insofar as it consists of
property other than cash, be computed at the fair value thereof at the time of such issue, as reasonably determined in good faith by the Board of Directors, excluding only the expenses as set forth in clause (i) above; and

                                        (iii)   in the event Additional Shares
of Common Stock are issued together with other shares or securities or other assets of the Company for consideration that covers both cash and property other than cash, the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, shall be as reasonably determined in good faith by the Board of Directors.

                                (B)     OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Company for Additional Shares of Common Stock issued pursuant to Section 3.3(2), relating to Options and Convertible Securities, shall be determined by dividing:

                                        (i)     the total amount, if any,
received by the Company as consideration for the issuance of such Options or Convertible Securities, plus the aggregate amount of additional consideration paid or payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities (subject to any adjustments in the exercise price thereof), by

                                        (ii)    the number of shares of Common
Stock issued or issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

                3.4 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 3, the Company, at its expense, shall promptly compute such adjustment or readjustment of the Exercise Price in accordance with the terms hereof and furnish to each Holder of a Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Company for any Additional Shares of Common Stock issued or deemed to have been issued, (ii) the Exercise Price in effect immediately prior to such adjustment or readjustment, (iii) the number of Additional Shares of Common Stock issued or deemed to have been issued and (iv) the number of shares of Common Stock and the amount, if any, of other securities or property that at the time would be received upon the exercise of the Warrant. The Company shall, upon the written request at any time of any Holder of a Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth (x) all adjustments and readjustments of the Exercise Price since the Original Issue Date and (y) the Exercise Price then in effect.

                3.5. ASSURANCES WITH RESPECT TO EXERCISE RIGHTS. The Company shall not, by amendment of its Certificate of Incorporation or By-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times, in good faith, assist in the carrying out of all the provisions of this Agreement and in taking of all such actions as may be

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necessary or appropriate in order to protect the exercise rights of the Warrant
Holder against impairment or dilution.

        4.      TRANSFERS.

                4.1 UNREGISTERED SECURITIES. Warrant Holder hereby acknowledges and agrees that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are "restricted securities" under the Securities Act inasmuch as they are being acquired in a transaction not involving a public offering, and the Warrant Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of the Warrant or any Shares issued upon exercise of the Warrant in the absence of (a) an effective registration statement under the Act as to the Warrant or such Shares and registration and/or qualification of the Warrant or such Shares under any applicable Federal or state securities law then in effect or (b) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

                4.2     TRANSFERABILITY. Subject to the provisions of Section
4.1 hereof, the rights under this Agreement are freely transferable, in whole or in part, by the Warrant Holder, and such transferee shall have the same rights hereunder as the Warrant Holder.

                4.3 WARRANT REGISTER. The Company will maintain a register containing the names and addresses of the Warrant Holders of the Warrant. Until any transfer of Warrant in accordance with this Agreement is reflected in the warrant register, the Company may treat the Warrant Holder as the absolute owner hereof for all purposes. Any Warrant Holder may change such Warrant Holder's address as shown on the warrant register by written notice to the Company requesting such change.

        5. NO FRACTIONAL SHARES. Any adjustment in the number of Shares purchasable hereunder shall be rounded to the nearest whole share.

        6. INVESTMENT REPRESENTATIONS. The Warrant Holder agrees and acknowledges that it is acquiring the Warrant and will be acquiring the Shares for its own account and not with a view to any resale or distribution other than in accordance with Federal and state securities laws. The Warrant Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

        7. COVENANTS AS TO THE SHARES. The Company covenants and agrees that the shares of capital stock issuable upon exercise of the Warrant, will, upon issuance in accordance with the terms hereof, be duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issuance thereof imposed by or through the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificates in respect of such shares in a name other than that of the Warrant Holder and the Company shall not be required to issue or deliver such certificates unless or until the person(s) requesting the issuance thereof shall have paid to the Company the amount of such tax or it shall be established to the satisfaction of the Company that such tax has been paid. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights imposed by or through the

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Company, a sufficient number of shares of capital stock to provide for the exercise of the rights represented under this Agreement.

        8. LEGEND. Any certificate evidencing the Shares issuable upon exercise hereof will bear a legend indicating that such securities have not been registered under the Securities Act or under any state securities laws and may not be sold or offered for sale in the absence of an effective registration statement as to the securities under the Securities Act and any applicable state securities law or an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

        9. RIGHTS APPLICABLE TO THE WARRANT SHARES. The parties hereby acknowledge and agree that the Shares, when issued in accordance with the terms hereof, shall be entitled to all of rights and privileges provided to the Registration Rights Agreement (as such term is defined in the Note and Warrant Purchase Agreement).

        10. DIVIDENDS AND OTHER DISTRIBUTIONS. In the event that the Company shall, at any time prior to the exercise of all Warrants, declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, properties, rights, evidence of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person, or any other thing of value, the Warrant Holder shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Warrant Holder would have been entitled to receive at the time of such dividend or distribution as if the Warrant had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make (and maintain) appropriate reserves to ensure the timely performance of the provisions of this Section 10.

        11.     MISCELLANEOUS.

                11.1 WAIVERS AND AMENDMENTS. This Agreement or any provisions hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the Company and by the Warrant Holder.

                11.2 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                11.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission, when telexed, or upon receipt when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                (i)     If to the Company:

                        Vyteris, Inc.
                        13-01 Pollitt Drive
                        Fair Lawn, New Jersey 07410

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                        Attention:  Chief Executive Officer
                        Facsimile:  (201) 796-6057


                        With a copy (which copy shall not constitute notice) to:

                         Lowenstein Sandler PC
                         65 Livingston Avenue
                         Roseland, New Jersey 07068
                         Attention: Peter H. Ehrenberg, Esq.
                         Facsimile: (973) 597-2400

                (ii)    If to the Warrant Holder:

                        Spencer Trask Specialty Group, LLC
                        535 Madison Avenue
                        New York, NY  10022
                        Attention:  Bruno Lerer, Esq.
                        Facsimile:  (212) 486-7392


                        With a copy (which copy shall not constitute notice) to:

                        Littman Krooks LLP
                        655 Third Avenue, 20th Floor
                        New York, NY  10016
                        Attention:  Mitchell C. Littman, Esq.
                        Facsimile:  (212) 490-2990

                11.4 HEADINGS. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the terms hereof.

                11.5 CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Shares issued or issuable upon the exercise of the Warrant in a manner that interferes with the timely exercise of the Warrant.

                11.6 NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Agreement shall not entitle the Warrant Holder hereof to any voting rights or other rights as a stockholder of the Company with respect to the Shares prior to the exercise of the Warrant. No provision of this Agreement, in the absence of affirmative action by the Warrant Holder to purchase the Shares, and no mere enumeration herein of the rights or privileges of the Warrant Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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                11.7    SUCCESSORS. All the covenants and provisions of this
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and transferees.

                11.8 SEVERABILITY. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]






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        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

                                        Vyteris Holdings (Nevada), Inc.


                                        By: /s/ Timothy J. McIntyre
                                            Name: Timothy J. McIntyre
                                            Title: President & CEO


                                        By: /s/ Michael McGuinness
                                            Name: Michael McGuinness
                                            Title: Vice President & CFO


                                        SPENCER TRASK SPECIALTY GROUP, LLC


                                        By: /s/ Donald F. Farley
                                            Name: Donald F. Farley
                                            Title: Chief Executive Officer




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                                    EXHIBIT A

                               NOTICE OF EXERCISE

                   (To be signed only on exercise of Warrant)


        Dated:________________________

        To:     Vyteris Holdings (Nevada), Inc.

        The undersigned, pursuant to the provisions set forth in the attached Warrant Agreement, hereby irrevocably elects to:

        [ ]     purchase _____ shares of Common Stock covered by such Warrant
Agreement and herewith makes a cash payment of $_____________, representing the full purchase price for such shares at the price per share provided for in such Warrant Agreement.

        [ ]     purchase _____ shares of Common Stock covered by such Warrant
Agreement and herewith delivers _____ shares of Common Stock having a Fair Market Value as of the last trading day preceding the date hereof of $______, representing the full purchase price for such shares at the price per shares provided for in such Warrant Agreement.

        [ ]     acquire in a cashless exercise _____ shares of Common Stock pursuant to the terms of Section 2.1 of such Warrant Agreement.

        Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below.

Signature:________________________________

Name (print):_____________________________

Title (if applicable):____________________

Company (if applicable):__________________